UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2009

ANDOVER MEDICAL, INC.

(Exact name of registrant as
specified in its charter)

Delaware	333-128526	51-0459931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Turnpike Street, Ste. 204 N. Andover, MA		01845
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (978) 557-1001

N/A

(Former name or former address, if changed
since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

 Item 8.01.             Other Events.

On February 3, 2009, Andover Medical, Inc. (the “Company”) was notified by Certified Diabetic Services, Inc. (“CDIP”) that it had terminated the Asset Purchase Agreement and Plan of Reorganization dated July 25, 2008 (the “APA”) by and among the Company, CDIP and Medical Solutions Management Inc. (“MSMT”) due to the parties failure to consummate the Agreement by December 31, 2008.  The Company has notified CDIP and MSMT of its termination of the APA and joined in CDIP’s request for MSMT to withdraw the Registration Statement on Form S-4 pending before the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 6, 2009

ANDOVER MEDICAL, INC.

By:	/s/ Edwin A. Reilly
Name:	Edwin A. Reilly
Title:	Chief Executive Officer